UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2003

Nuevo Energy Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0304436 (I.R.S. Employer Identification No.)

1021 Main, Suite 2100, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

•	99.1 Press release issued November 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On November 12, 2003, Nuevo Energy Company issued a press release announcing third quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY (Registrant)

Date: November 12, 2003	By: /s/ James L. Payne James L. Payne Chairman, President and Chief Executive Officer

Date: November 12, 2003	By: /s/ Janet F. Clark Janet F. Clark Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated November 12, 2003, announcing the third quarter 2003 earnings.